Investor Meetings March 2012 Exhibit 99.1

Information provided and statements contained in this presentation that are not purely historical, such as statements regarding our 2012 performance goals, our business strategy and proposed investments, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E
of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements only speak as of the date of this presentation and MModal Inc. assumes no obligation to update the information included in this presentation.
Statements made in this presentation that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other disclosures and public filings made by MModal Inc., including filings with the SEC. Although M*Modal believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.
In addition to the US GAAP results, M*Modal has provided certain non-GAAP financial measures in this presentation such as Adjusted EBITDA and Adjusted Net Income. The tables in the appendix to this presentation include a reconciliation of the historical and forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures.
safe harbor language and
reconciliation of non-GAAP measures

investment highlights

• 1 of 2 key players offering FESR and NLU technology
• Healthcare focused
• Large diversified base of provider clients & MTSOs
• Proven HCIT additions to leadership team
• Brand investments
• Leverage of scalable global services capability
• Rise of Speech + NLU in clinical documentation
• Growth in mobility solution for healthcare
• Healthcare reform driving new growth opportunities
• Value of Big Data in healthcare on horizon
• Modern architecture
• Highly differentiated NLU approach
• Validation from new strategic partnerships
Market Leader
Focused Direction
Favorable Trends
Technology
Innovator
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

M*Modal delivers innovative solutions
that capture the complete patient story by
facilitating clinical workflows, enabling
collaboration and providing insight for
improved delivery of care.
M*Modal is a leading provider of:
•
•
collaborative intelligence
Medical dictation & transcription
Narrative to meaningful clinical
documentation transformation
•
Speech and Language
Understanding technology
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information new additions 5 Brand Strategic Partnerships Leadership Team Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information about M*Modal

our solutions
our clients
• MTSOs
• Radiology systems
• EHR Vendors
• HCIT Firms
our company
•
140+ patents and
licenses in speech
recognition and
understanding
•
Cloud Based Speech
Recognition
•
Language
Understanding
•
Coding Technology
•
EHR Integration
•
Clinical
Documentation
•
Partners:
•
850 physicians
practices
•
3,000 hospitals,
clinics, and
practices
•
200,000 physicians
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information
•
Traded on NASDAQ
(MODL)
•
14,000+ employees
worldwide

differentiation: technology + market footprint

Clinical
Documentation
1 of 3
scale players
Speech & Language
Understanding
1 of 2
healthcare players
Computer
Assisted
Coding
3 of 6 major players
use our NLU
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information drivers for growth: healthcare reform

Meaningful
Use
Physician HCIT adoption
Completeness of POC clinical documentation
Back office transition cost & complexity
Lack of clinical data integration & availability
Need for data driven medical evidence
Accountable
Care
ICD-10
Shift from Encounter Value Based Healthcare
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information longer term trends

2011 2012 2013 2014
2015
2016+
Evidence based
feedback at POC with
patient context
Big Data for population
health management
Blending of Big Data +
structured data for clinical &
billing workflow
“Mobile” becomes healthcare
interface standard
Rise of 2
nd
gen Speech & NLU
for clinical documentation
Meaningful Use investments
ICD-10 preparation
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

THE WALL STREET JOURNAL.
WSJ.com

JANUARY 19, 2012

Health Care Is Next Frontier for Big Data

By BEN ROONEY

Big Data—the ability to collect, process and interpret massive amounts of information—is one of today's most important technological drivers. While companies see it as a way of detecting weak market signals, one of the biggest potential areas of application for society is health care.

Historically, health care has been delivered by one doctor looking at one patient with only the information the doctor has at that time. But how much better if the doctor had access to information about thousands, or even tens of thousands, of people?

Acquiring medical data has, historically, been problematic. It is wrapped in layers of regulations and stringent safeguards and is expensive to collect.

It is also not representative of the general population, for the problem with health care is that only ill people use it. If you want to know what is going on in the general population ill people aren't terribly useful; they are, after all, ill.

era of Big Data 10 Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Big Data key to enabling healthcare reform

Today's challenge is primarily a data
challenge…..
•
Often derived from Claims data
•
Timeliness issues
•
May not reflect actual clinical
care process
•
Most clinical data in free text
reports
Need for structured discrete data ….
•
Run algorithms / data mine
•
Reporting
•
Cost vs. quality
80%+ of
clinical data
“trapped” in
unstructured
text
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Speech Recognition
Language Understanding
Discrete Data
Documentation Feedback
Medical Evidence
Insight
EHR Integration
Coding / Billing
Quality Reporting
Research
Disease Registry
ACO

conversational documentation
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

M*Modal

COLLABORATIVE INTELLIGENCE

	✔
	✔
	✔
	✔
	✔

M*Modal

M*Modal differentiation

Speech Recognition
“What you say”
True Language Understanding
“What you mean”
Clinically Relevant
Cloud Based Adaptive AI
Anywhere from any device
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information differentiation: clinical specialty focus

Specialty # Physicians % of All
Physicians
Internal Medicine 98,327 15%
Family Practice 82,347 12%
Pediatrics 51,113 8%
Psychiatry 39,015 6%
OBGYN 35,137 5%
Anesthesiology 34,630 5%
Surgery General 30,675 5%
Radiology 27,169 4%
Emergency Medicine 26,236 4%
Cardiology 21,013 3%
Orthopaedic Surgery 20,075 3%
Pathology 16,648 3%
Oncology 15,589 2%
Ophthalmology 15,335 2%
Neurology 12,368 2%
Gastroenterology 9,755 1%
Dermatology 9,309 1%
Urology 8,664 1%
Pulmonology 8,616 1%
Otorhinolaryngology 8,371 1%
Other 91,009 14%
All Physicians 661,400 100%
•
M*Modal technology is
“tuned” to clinical
specialties
•
Integrated solutions &
partnerships with HCIT
vendors
•
Large client footprint
enables technology update
potential
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Allscripts™

MERGE® Healthcare

accelarad

GE

GREENWAY®

vRad®

QuadraMed®
Quality Care. Financial Health.

RADNET

iMedX

dr chrono

precyse™

mModal

M*Modal is the partner of choice 15 Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Allscripts™

M*Modal™
COLLABORATIVE INTELLIGENCE

M*Modal

strategic innovation & distribution
ambulatory

+
Footprint
180,000 physician users
1,500 hospitals
10,000 post acute care
organizations
EHR portfolio covers all
ambulatory segments
Embed FESR & NLU into
EHR portfolio
Enables Allscripts' clients
use of natural speech in
conjunction with their EHR
Improves clinical quality,
enhances revenue cycle
(coding); increased
Physicians satisfaction
with EHR
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

BUNCH, Acey H
Chief Complaint/HPI
Done
Cough
Cough (Dec 07, 2011)
Abdominal Muscle Strain
Abdominal Pain, Female
Abdominal Pain, Male
Abdominal Swelling
Achalasia
Acne
Acting Fussy
Alcohol Abuse, Adult

Klein, Ronald
Create Note
Audio
Interval History
Review of Systems
Vital Signs
Physical Exam
Results
Assessment & Plan
return
.?123

mobility solutions M*Modal advanced speech understanding technology 17 Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information

MERGE Healthcare

M*Modal
COLLABORATIVE INTELLIGENCE

M*Modal

strategic innovation & distribution
radiology & imaging

+
Footprint
1,500 Hospitals
6,000 Clinics and Labs
(1/3 of all US imaging centers)
7 of 10 top Pharma
Solutions
Radiology
Cardiology
Specialty EMR
Orthopedics
Embed FESR & NLU into
entire portfolio
Enables Merge clients to
have a single integrated
solution for clinical
documentation in high
value modalities
Improves both clinical
quality and productivity of
the “ologist”
Ophthalmology
Lab
Perioperative
Clinical Trials
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

JOHNS HOPKINS MEDICINE

University Hospitals

Penn Medicine

MAYO CLINIC

THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center

CHS Community Health Systems

Mercy A member of CHW

Mercy Medical Group A service of CHW Medical Foundation

UNIVERSITY OF MINNESOTA MEDICAL CENTER

Shands Jacksonville

The NeuroMedical Center

Woodland Healthcare A member of CHW

90th anniversary sansum CLINIC NINETY YEARS OF INNOVATIVE CARE

SUMMIT MEDICAL GROUP

Stormont-Vail HealthCare

Carolinas Medical Center NorthEast Uncompromising Excellence. Commitment to Care.

CIGNA

SELF REGIONAL HEALTHCARE We bring advanced care closer.™

Scripps

MidState Medical Center A Hartford HealthCare Partner

GEISINGER

COASTAL RADIOLOGY ASSOCIATES, PLLC

University of Colorado Hospital

St. Jude Heritage Medical Group

THE UNIVERSITY OF TENNESSEE MEDICAL CENTER

USF HEALTH

UPMC Shadyside

SHARP. San Diego's Health Care Leader

Children's HOSPITAL & MEDICAL CENTER We know children.

Catholic Healthcare West

HCA Hospital Corporation of America®

UNIVERSITY of CALIFORNIA, IRVINE · HEALTHCARE

mModal

* Representative Sample strategic relationships 19 Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Financial Overview

strong quarterly results: operating metrics
(1)
(1) As defined in Appendix. Includes approximately 270 million and 150 million total billed equivalent line counts associated with the acquisition of MultiModal Technologies, Inc., for the fourth quarter and third quarter of 2011, respectively.
(2) Excluding acquisitions, transcription volumes processed offshore were 49% in December 2011.
(3) Excluding acquisitions, transcription volumes edited post speech recognition were 78% in December 2011.
(3)

875
863
1,020
1,156
Q1 11 Q2 11 Q3 11 Q4 11
Total Billed Equivalent
Line Counts
(in millions)
41%
42%
45%
46%
Q1 11 Q2 11 Q3 11 Q4 11
Offshore Transcription
Volumes
(2)
72%
74%
76%
75%
Q1 11 Q2 11 Q3 11 Q4 11
Transcription Volumes
Edited Post Speech
Recognition
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information strong quarterly results: financial metrics
25%
25%
28%
42%
40%
43%
(1)
(1)
(1) As defined in Appendix.
(1)
47%
29%

41% 24%
$28.0
$26.7
$27.6
$29.8
$34.1
Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Adjusted EBITDA
$110.5
$111.2
$108.4
$116.1
Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Net Revenue (in millions) & Gross
Margin Percentage
$0.28
$0.30
$0.31
$0.34
$0.38
Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Adjusted Net Income Per Fully
Diluted Share
$13.9
$13.2
$16.3
$16.8
$19.0
Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Free Cash Flow (in millions)
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information
$108.0

2011 financial metrics
Financial Metrics 2011 Results
Net Revenues: $444 million
Adjusted EBITDA
(1)
$118 million
Adjusted Net Income per fully
diluted share
(1)
$1.34
Free Cash Flow
(1)
$65 million
(1) As defined in Appendix.

Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

2012 performance goals
(1)
Financial Metrics Range of Estimates
Net Revenues:
- First half ending Jun. 30, 2012
- Full year ending Dec. 31, 2012
$230 million to $240 million
$490 million to $505 million
Adjusted EBITDA $123 million to $130 million
Adjusted Net Income per fully
diluted share
$1.24 to $1.35
(1) Issued on March 8, 2012.
(2) As defined in Appendix.
(2)
(2)

• Restructuring and integration charges of $19 million to $23 million
• Weighted average shares outstanding of 56.5 million for the full year
• Effective cash income tax rate of 6% to 8%
• Capital expenditures of $26 million to $30 million
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information growth outlook context for 2012

•
Growth in core business from new sales, integration
of acquisitions and MTSO roll up strategy
•
Full year benefit from acquisitions and
commercialization of technology
•
2H 2012 to reflect ramp up of new sales force
investments
Net Revenues
Adjusted EBITDA
•
Timing of sales force investments and
commercialization weighted in 1H 2012
•
Benefits from these investments begin to be realized
in 2H 2012
Free Cash Flow
•
Continue to generate significant positive FCF
•
Sufficient to fund our growth strategies
•
Timing of investments to create quarter-to-quarter
variability
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

(1) Includes short-term credit facilities, capital lease obligations and equipment loans.
(2) Based on Trailing Twelve Month Adjusted EBITDA.
As of December 31, 2011 Scheduled Amortization and Maturity
(Dollars in millions)
Cash & Cash Equiv. $30
Debt (1) $297
Net Debt $267
Total Net Leverage (2) 2.2 x
strong balance sheet
• Principal amortization obligation begins in Q2 2012
• Eight acquisitions funded with cash in 2011
• $20 million available on revolver as of March 8
• Strong balance sheet to execute on growth strategies

$15
$20 $20
$145
$85
2012 2013 2014 2015 2016
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information investment highlights

• 1 of 2 key players offering FESR and NLU technology
• Healthcare focused
• Large diversified base of provider clients & MTSOs
Market Leader
Focused Direction
• Proven HCIT additions to leadership team
• Brand investments
• Leverage of scalable global services capability
Favorable Trends
• Rise of Speech + NLU in clinical documentation
• Growth in mobility solution for healthcare
• Healthcare reform driving new growth opportunities
• Value of Big Data in healthcare on horizon
Technology
Innovator
• Modern architecture
• Highly differentiated NLU approach
• Validation from new strategic partnerships
Collaborative Intelligence for Health –  © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Appendix

Three Months Ended
Dec. 31, 2011 Dec. 31, 2010
Net income attributable to MModal Inc.
$ 27,797 $ 2,083
Net income attributable to non-controlling interest
- 4,006
Discontinued operations
142 (218)
Income tax benefit
(26,202) (2,159)
Interest expense, net
8,222 7,299
Other expense
2,845 100
Realized loss on settlement of foreign currencies
(991) -
Loss on extinguishment of debt
- 13,525
Depreciation and amortization
11,310 8,872
Acquisition and restructuring charges 9,423 2,271
Cost of legal proceedings, settlements and accommodations 210 820
Share-based compensation and other non-cash awards 1,303 279
Gain on sale of investment - (8,870)
Equity in income of affiliated company - (77)
Adjusted EBITDA $ 34,059 $ 28,021
Adjusted EBITDA as a percentage of net revenues 29.3% 25.4%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Year Ended
Dec. 31, 2011
Net income attributable to MModal Inc. $ 62,797
Net income attributable to non-controlling interest
2,138
Discontinued operations 142
Income tax benefit
(43,398)
Interest expense, net 29,301
Other expense
5,405
Realized loss on settlement of foreign currencies (364)
Depreciation and amortization
37,826
Acquisition and restructuring charges 26,943
Benefit of legal proceedings, settlements and accommodations (6,678)
Share-based compensation and other non-cash awards 3,984
Adjusted EBITDA $ 118,096
Adjusted EBITDA as a percentage of net revenues 26.6%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Three Months Ended
Sep. 30, 2011 June 30, 2011 Mar. 31, 2011
Net income attributable to MModal Inc.
$ 20,553 $ 5,135 $ 9,312
Net income attributable to non-controlling interest
361 271 1,506
Income tax provision (benefit)
(19,226) 886 1,144
Interest expense, net
7,081 6,961 7,037
Other (income) expense
4,033 (530) (943)
Realized gain on settlement of foreign currencies
93 377 157
Depreciation and amortization
9,219 8,879 8,418
Acquisition and restructuring charges 6,251 4,391 6,878
Cost (benefit) of legal proceedings, settlements and accommodations 44 581 (7,513)
Share-based compensation and other non-cash awards 1,360 611 710
Adjusted EBITDA $ 29,769 $ 27,562 $ 26,706
Adjusted EBITDA as a percentage of net revenues 27.6% 25.4% 24.0%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Three Months Ended
Dec. 31, 2011 Dec. 31, 2010
Adjusted EBITDA
$ 34,059 $ 28,021
Consolidated interest expense
(8,222) (7,299)
Non-cash interest 1,655 803
Capital expenditures
(7,045) (4,687)
Tax benefit
26,202 2,159
Deferred tax benefit (27,639) (5,072)
Free Cash Flow $ 19,010 $ 13,925
Adjusted Net Income (Unaudited)
Adjusted EBITDA $ 34,059 $ 28,021
Less: Amortization (excluding acquired intangibles) 4,879 3,869
Cash interest (total expenses less non-cash) 6,567 6,496
Current tax provision 1,437 2,913
Adjusted Net Income $ 21,176 $ 14,743
Adjusted Net Income per share:
Basic $0.39 $0.29
Diluted $0.38 $0.28
Non-GAAP Reconciliation
(Dollars in thousands)
Free Cash Flow (Unaudited)

Three Months Ended
Sept. 30, 2011 June 30, 2011 March 31, 2011
Adjusted EBITDA
$ 29,769 $ 27,562 $ 26,706
Consolidated interest expense
(7,081) (6,961) (7,037)
Non-cash interest
774 831 858
Capital expenditures
(5,959) (4,360) (6,688)
Tax (provision) benefit
19,226 (886) (1,144)
Deferred tax provision (benefit)
(19,933) 159 546
Free Cash Flow $ 16,796 $ 16,345 $ 13,241
Adjusted Net Income (Unaudited)
Adjusted EBITDA $ 29,769 $ 27,562 $ 26,706
Less: Amortization (excluding acquired intangibles) 4,116 4,362 3,903
Cash interest (total expenses less non-cash) 6,307 6,130 6,179
Current tax provision 707 727 598
Adjusted Net Income $ 18,639 $ 16,343 $ 16,026
Adjusted Net Income per share:
Basic $0.35 $0.32 $0.31
Diluted $0.34 $0.31 $0.30
(Dollars in thousands)
Free Cash Flow (Unaudited)
Non-GAAP Reconciliation

Year Ended
Dec. 31, 2011
Adjusted EBITDA
$ 118,096
Consolidated interest expense (29,301)
Non-cash interest
4,188
Capital expenditures (24,052)
Tax benefit
43,398
Deferred tax benefit (46,867)
Free Cash Flow $ 65,392
Adjusted Net Income (Unaudited)
Adjusted EBITDA $ 118,096
Less: Amortization (excluding acquired intangibles) 17,260
Cash interest (total expenses less non-cash) 25,183
Current tax provision 3,469
Adjusted Net Income $ 72,184
Adjusted Net Income per share:
Basic $1.37
Diluted $1.34
(Dollars in thousands)
Free Cash Flow (Unaudited)
Non-GAAP Reconciliation

Three Months Ended
Dec. 31, 2011 Dec. 31, 2010
MModal Inc. Shares
Basic outstanding 54,418 35,158
Effect of dilutive options 1,034 1,212
Diluted shares 55,452 36,370
Proforma impact of fully dilutive shares
(1)
Basic 172 15,775
Diluted 394 16,005
Proforma Shares
Basic 54,590 50,933
Diluted 55,846 52,375
(1) Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees,  shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MModal MQ Inc. (f/k/a MedQuist Inc.)
Non-GAAP Reconciliation

Three Months Ended
Sept. 30, 2011 June 30, 2011 March 31, 2011
MModal Inc. Shares
Basic outstanding
51,195 49,168 40,933
Effect of dilutive options
1,283 1,391 1,047
Diluted shares 52,478 50,559 41,980
Proforma impact of fully dilutive
shares
(1)
Basic
1,814 1,929 10,683
Diluted 2,023 2,176 10,913
Proforma Shares
Basic 53,009 51,097 51,616
Diluted 54,501 52,735 52,893
Non-GAAP Reconciliation
(1) Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees,  shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MModal MQ Inc. (f/k/a MedQuist Inc.)

Performance Goals -
Twelve Months Ended
December 31, 2012
Low High
Net income attributable to MModal Inc.
$ 18,000 $ 20,400
Income tax provision 7,000 5,800
Interest expense, net
29,000 28,500
Other income
(4,500) (5,000)
Realized gain on settlement of foreign currencies
1,700 1,700
Depreciation and amortization
47,000 49,500
Acquisition and restructuring charges 19,000 23,000
Share-based compensation and other non-cash awards 5,800 6,100
Adjusted EBITDA $ 123,000 $ 130,000
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Performance Goals -
Twelve Months Ended
December 31, 2012
Low High
Adjusted EBITDA $ 123,000 $ 130,000
Less: Amortization (excluding acquired intangibles) 21,000 23,500
Cash interest (total expenses less non-cash) 25,600 25,100
Current tax provision 6,100 4,900
Adjusted Net Income $ 70,300 $ 76,500
Adjusted Net Income per share:
Basic $1.28 $1.39
Diluted $1.24 $1.35
MModal Inc. Shares
(1)
Basic outstanding
55,100 55,100
Effect of dilutive options
1,400 1,400
Diluted shares
56,500 56,500
(Dollars in thousands)
Adjusted Net Income (Unaudited)
Non-GAAP Reconciliation
(1) MModal Inc. weighted average shares outstanding

Non-GAAP Financial Measures
In addition to the United States generally accepted accounting principles, or GAAP, results provided throughout this document, M*Modal has provided certain non-
GAAP financial measures to help evaluate the results of our performance. The Company believes that these non-GAAP financial measures, when presented in conjunction with comparable GAAP financial measures, are useful to both management and investors in analyzing the Company's ongoing business and operating performance. The Company believes that providing the non-GAAP information to investors, in addition to the GAAP presentation, allows investors to view the
Company's financial results in the way that management views financial results. The tables attached to this press release include a reconciliation of these historical non-GAAP financial measures to the most directly comparable GAAP financial measures.
We also present Adjusted EBITDA and Adjusted Net Income on a forward-looking basis as part of our performance goals for fiscal 2012 and a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. These measures are subject to change because management cannot predict, with sufficient reliability, potential changes in tax valuation allowances, potential restructuring impacts, contingencies related to past and future acquisitions, and changes in fair values of our derivative instruments, all of which are difficult to estimate primarily due to dependencies on future events.
Adjusted Net Income
Adjusted Net Income, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less amortization expense for capitalized intangible assets
(excluding acquired intangibles), less interest expense (net of non-cash interest), and less current tax provision. We measure Adjusted Net Income based on
Proforma Shares Outstanding (see below). Management believes that utilization of Adjusted Net Income is an important non-GAAP financial measure of our normalized operating results.
Proforma Shares Outstanding
For purposes of evaluating our results on per-share metrics, many of our computations utilize proforma share computations.  Our measure of proforma shares includes our Basic and Diluted share computations utilized for GAAP purposes, plus our estimate of the impacts of common stock equivalents which consist of stock options, restrictive stock issuable to certain key employees, shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MModal MQ Inc. (f/k/a
MedQuist Inc.).
Free Cash Flow
Free Cash Flow, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less consolidated interest expense (net of non-cash interest), less capital expenditures (including capitalized software development costs), and less current tax provision (net of deferred tax provision).  Management believes that utilization of Free Cash Flow is an important non-GAAP measure of the Company's ability to convert operating results into cash.
Total Billed Equivalent Line Counts
Non-GAAP Financial Definitions
Total billed equivalent line counts is defined by the Company as the number of lines and line equivalents billed for the period, as defined by a customer's contract, and includes volume transcribed or edited on the Company's transcription platforms, as well as technology volume (speech recognition).

Non-GAAP Financial Definitions
Adjusted EBITDA
Adjusted EBITDA is a metric used by management to measure operating performance. Adjusted EBITDA is defined as net income attributable to
MModal Inc., as applicable, plus net income attributable to noncontrolling interests, income taxes, net interest expense, depreciation and amortization, cost (benefit) of legal proceedings, settlements, and accommodations, acquisition and restructuring charges, discontinued operations, equity in income of affiliated company, share-based compensation and other non-cash awards, realized gain on settlement of foreign currency hedges, excluding other (income) expense. The realized gain on settlement of foreign currency hedges is a component of other (income) expense, as reported in the Consolidated Statements of Operations. Share-based compensation and other non-cash awards represents only the portion of such expense that is a component of selling, general and administrative expense, as reported in the Consolidated Statements of Operations, as it excludes such expense attributable to the Company's restructuring actions.
We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period and company to company by backing out the following:
•  potential differences caused by variations in capital structures (affecting interest expense, net), tax positions (such as the impact on periods or companies for changes in effective tax rates), the age and book depreciation of fixed assets (affecting depreciation expense);
•  the impact of non-cash charges; and
•  the impact of acquisition and integration related charges, restructuring charges, and certain unusual or nonrecurring items.
Because Adjusted EBITDA facilitates internal comparisons of operating performance on a more consistent basis, we also use Adjusted EBITDA in measuring our performance relative to that of our competitors. Adjusted EBITDA is not a measurement of our financial performance under
GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as measures of our profitability or liquidity. We understand that although
Adjusted EBITDA is frequently used by securities analysts, lenders and others in their evaluation of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•  Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•  Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•  Although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
•  Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.